Exhibit 99.1

1 / 9 US-DOCS\169984112.9 IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION IN RE: OFFICE PROPERTIES INCOME TRUST, § § § § § § CASE NO: 25-90530 Debtors. Jointly Administered CHAPTER 11 MARCH 31, 2026 TERM SHEET The Effective Date will be on or before August 1, 2026. 1. On or before August 1, 2026, the Debtors will pay $15,000,000 to the 2027 holders (of which $10,000,000 will be the support fee described below). On or before November 1, 2026, the Debtors will pay an additional $15,000,000 to the 2027 holders. On or before February 1, 2027, the Debtors will pay an additional $30,000,000 to the 2027 holders. The deferred payments (other than the support fee) will bear interest at 8.375% and be secured by the mortgage and treated as mandatory amortization. The $60,000,000 of payments will be applied as a $10,000,000 support fee to the 2027 AHG and as $50,000,000 in principal payments. Not less than $50,000,000 of the $60,000,000 will be sourced from outside of the current 2027 First Lien Collateral. Up to $10,000,000 of the $60 million may be secured by a second lien on the 2027 collateral. 2. The Debtors will provide appraisals, prepared by a nationally recognized appraisal firm, reflecting the fair market values of the Collateral Package (as defined below). The appraisals will be

2 / 9 US-DOCS\169984112.9 reviewable by the 2027 holders, subject to their acceptance.1 If the values are not acceptable, then this Agreement will not be effective.2 a. The appraisals will be performed on a property-by-property basis. The Fair Market Values will be treated as the appraised value of the properties. b. The Minimum Value Requirement for the cumulative Fair Market Values is $480,000,000. The $480,000,000 (as a denominator) and the $335,000,000 (as the numerator) produce an initial 70% loan to value ratio. c. If the Minimum Value Requirement is not achieved, then additional properties must be pledged as required in paragraph 4(ii). 3. Following the receipt of the $50,000,000 principal payments described in paragraph 1, the 2027 holders will have a remaining claim of $335,000,000. The remaining claim will be paid pursuant to a secured promissory note issued on the effective date that will bear interest at 8.375% (referred to hereinafter as the “New 2027 Notes”). The New 2027 Notes will be issued by a newly formed, bankruptcy remote special purpose vehicle (the “SPV”), that will hold the 2027 collateral owning entities. The parties to the Indenture will be (i) the SPV, as the Issuer; (ii) the Reorganized Debtor3 as the Limited Guarantor; (iii) the 2027 1 The aggregate fair market value of the Collateral Package as reflected in the Initial JLL Valuations is $493,150,000. The property-by-property appraisal values will not be made public; provided, (x) a 144A-style data room will be established for noteholders that will include, at any time, the remaining principal balance of the Notes, the appraised value for the remaining Collateral Package, and, promptly after any property in the Collateral Package is sold, the sale price of such property and its corresponding appraised value and (y) the required reporting set forth in this sentence shall cease when the remaining Collateral Package property count is five (5) properties. 2 On March 31, 2026, the 2027 AHG confirmed their acceptance of appraised value and satisfaction of Minimum Value Requirement. 3 This refers to the reorganized OPI parent entity that is contemplated to issue the equity and other takeback debt under the plan.

3 / 9 US-DOCS\169984112.9 collateral owning entities guarantors, (iv) a newly formed Holdco above the SPV issuer, as guarantor and pledgor of the SPV’s equity, and (v) the Indenture Trustee (as Trustee). The 2027 Holders will be the noteholders (and Beneficiaries). a. The initial New 2027 Notes balance will be $385,000,000. It will be without recourse to the Reorganized Debtor, other than as provided under the Limited Guaranty. b. The Reorganized Debtor will issue a limited guaranty (the “Limited Guaranty”), capped at a total of $60,000,000, of the following items: i. $50,000,000 of the promissory note, to be paid pursuant to paragraph 1, will be guaranteed by the Reorganized Debtor, pursuant to a limited guaranty. ii. $10,000,000, to be paid as the Support Fee. c. The Limited Guaranty will also guaranty repayment (not subject to the $60,000,000 cap) of any funds that are removed from the SPV in contravention of the terms of this Term Sheet. d. The Indenture will provide for the following required amortization payments (the “Additional Amort”) in addition to those described in paragraph 1 (which Additional Amort, would, for the avoidance of doubt, not be guaranteed by the Reorganized Debtor and not be subject to the call protection in Paragraph 12): i. At least $45 million in principal payments under sections 7 and 8 of this term sheet by no later than February 1, 2028; and ii. At least an additional $45 million in principal payments under sections 7 and 8 of this term sheet by no later than February 1, 2029. 4. The collateral for the balance of the $335,000,000 note will be secured by a First Lien on (i) all of the First Lien Collateral held by the 2027 Holders, save and except the Irving, TX and Parsippany, NJ Properties (which will be owned outside SPV structure); (ii) such Additional property as required to meet the Minimum Value requirement set forth above; (iii) the Capital Improvements Account established pursuant to this Term Sheet; (iv) all Capital Improvements made pursuant to this Term Sheet; and (v) the Reserve Account established pursuant to this Term Sheet. These constitute the “Collateral Package.”

4 / 9 US-DOCS\169984112.9 5. Prior to the earlier of (i) the Effective Date; and (ii) August 1, 2026 (if the Effective Date has not yet occurred), interest on the 2027 notes will accrue and be fully paid at the non-default interest rate. Thereafter, interest will accrue at 8.375%. Reasonable and documented professional fees will be reimbursed on a current basis by the Debtors. 6. The SPV will maintain books and records, available for review by the 2027 Holders (subject to appropriate confidentiality restrictions necessary to protect any future sale processes), reflecting these calculations: a. The Initial JLL Valuations of each of the properties in the 2027 collateral package. b. A calculation of 70% of the Initial JLL Valuations of each of the properties in the 2027 collateral package, which will be the “Release Price” applicable to each property. c. A calculation of the aggregate “Adjusted JLL Valuation” for all properties that have not been sold and remain in the Collateral Package, which will be equal to the sum of the following: i. The Initial JLL Valuation on each remaining property; plus ii. The Cash balance in the Capital Improvements Account; plus iii. The cash expenditures (other than tenant improvements, other lease related costs, and RMR fees) expended after the effective date on Capital Improvements at all properties that remain in the collateral pool (i.e., unsold properties). d. The amount in the Reserve Account will be reported on a quarterly basis in the Reorganized Debtor’s Form 10Q or 10K and/or in the 144A-style data room. 7. The Debtor may sell one or more of the properties that are held as collateral by the 2027 Holders, with the lien on the sold properties being released at the closing of the sale. a. With respect to the first $150,000,000 of gross sales proceeds from properties that are sold:

5 / 9 US-DOCS\169984112.9 i. The minimum sales price must produce net sales proceeds that equal or exceed the Release Price Per Property of the property to be sold. If not, the sale may only occur (i) with the written consent of the independent director of the SPV or 50% of the 2027 Holders or (ii) in connection with the payment of Additional Amort, if the SPV provides for a paydown of the New 2027 Notes from the Reserve Account equal to the shortfall between the net sales proceeds and the Release Price and (x) the net sale proceeds are no more than 10% less than the Release Price Per Property in connection with a payment under 3.d.ii.1 or no more than 15% less than the Release Price Per Property in connection with a payment under 3.d.ii.2 and (y) there is a certification that such property has been the subject of a reasonable good faith marketing process consistent with industry practice and that the proposed sale is the highest or best offer. ii. The net sales proceeds will be distributed: 1. First, if and only if the remaining loan balance after application of the net sales proceeds, divided by the Adjusted JLL Valuations for all unsold properties is less than or equal to 70%, 7% of the Release Price may, at the SPV’s sole option, be deposited into the Capital Improvements Account; 2. Second, to make a payment on the New 2027 Notes in an amount to be determined by the Reorganized Debtor but not less than the Release Price per Property minus any amounts deposited into the Capital Improvements Account. 3. Third, the balance shall be deposited in the Reserve Account. b. With respect to the balance of gross sales proceeds of any properties that are sold:

6 / 9 US-DOCS\169984112.9 i. The minimum sales price must produce net sales proceeds that equal or exceed the Release Price Per Property of the property to be sold. If not, the sale may only occur (i) with the written consent of the SPV independent director or 50% of the 2027 Holders or (ii) in connection with the payment of Additional Amort, if the SPV provides for a paydown of the New 2027 Notes from the Reserve Account equal to the shortfall between the net sales proceeds and the Release Price and (x) the net sale proceeds are no more than 10% less than the Release Price Per Property in connection with a payment under 3.d.ii.1 or no more than 15% less than the Release Price Per Property in connection with a payment under 3.d.ii.2 and (y) there is a certification that such property has been the subject of a reasonable good faith marketing process consistent with industry practice and that the proposed sale is the highest or best offer. ii. The net sales proceeds will be distributed: 1. First, if and only if the remaining loan balance after application of the net sales proceeds, divided by the Adjusted JLL Valuations for all unsold properties is less than or equal to 70%, 7% of the Release Price may, at the SPV’s sole option, be deposited into the Capital Improvements Account; 2. Second, to make a payment on the New 2027 Notes in an amount to be determined by the SPV but not less than the Release Price per Property minus any amounts deposited into the Capital Improvements Account. 3. Third, the balance shall be paid 50% to make a payment on the New 2027 Notes and 50% to be deposited in the Reserve Account. 8. Any funds received by the Reorganized Debtors under the preceding paragraph or otherwise received on account of the properties owned by the SPV must be retained by the SPV either (i) in the “Capital

7 / 9 US-DOCS\169984112.9 Improvements Account” (to the extent that deposits into that account are made pursuant to this Term Sheet) or (ii) in a reserve account (the “Reserve Account”) and used solely for the payment of lawful expenses of the SPV and its subsidiaries, repairs or capital improvements on the Collateral Package, or interest or principal payments on the New 2027 Notes (including any payment that may be sourced from the Collateral Package under Paragraph 1). None may be distributed to equity holders or in payment of debt to the equity holders. Moneys deposited into the Capital Improvements Account may be used solely for the making of capital improvements on the remaining properties in the 2027 collateral pool. Capital Improvements will be valued at actual cash expended. The determination of whether an expenditure is a capital improvement will be determined in accordance with GAAP. 9. All payments made under paragraph 7, or from the Reserve Account as Additional Amort to reduce the principal balance of the New 2027 Notes, must be applied, at par, to the principal on the promissory note. 10.The final maturity date of the promissory note will be in December 2029. 11.The final maturity date of debt issued to the 2029 holders will be not earlier than June 2031. 12.The promissory note may be prepaid on the following schedule. Mandatory payments under paragraph 7 will not be treated as a prepayment. Months Repayment Amount Through July 31, 2027 At par August 1, 2027 through January 31, 2028 At 103% of par February 1, 2028 through July 31, 2028 At 102% of par August 1, 2028 through January 31, 2029 At 101% of par February 1, 2029 through maturity At par

8 / 9 US-DOCS\169984112.9 13. The parties will agree on a set of management covenants that prohibit the Reorganized Debtor or the SPV from violating any sacred rights that are provided by this Term Sheet. The SPV shall have an independent director identified by the 2027 Holders, constituent documents that shall require consent of the SPV’s board (including the affirmative consent of the independent director) to approve (a) related party transactions; provided that such consent shall not be required for the sale of any property to a related party so long as the net sale proceeds exceed the Release Price for such property and there is a certification that (1) such property was the subject of a reasonable good faith marketing process consistent with industry practice and the affiliate did not possess any material information related to such property that was not disclosed as part of the marketing process, (2) the SPV’s board (including the independent director) has been provided with timely access to all material information regarding the marketing process and copies of all bids received and (3) the sale to the related party is the highest or best offer for such property, (b) changes to the SPV’s constituent documents; and (c) filing a bankruptcy or insolvency proceeding. Other decisions may be made by majority vote of the SPV board. The SPV entities shall be prohibited in their constituent documents from guarantying debt of other Reorganized Debtor entities or entering into non-arms’ length contracts with affiliates (other than other SPV entities). The SPV’s directors shall have fiduciary duties to the SPV separate from the larger OPI enterprise that cannot be waived or amended. All management agreements shall be terminable by the SPV following a default under the notes, and in no event shall the SPV be liable for any termination or similar fee under any management agreement without the consent of the SPV board (including the affirmative consent of the independent director), and any extension, amendment, or replacement of the RMR management agreement shall not treat the SPV entities any worse than other Reorganized Debtor entities. 14.Overhead and shared enterprise expenses, including management fees, shall continue to be allocated among the SPV entities and the other Reorganized Debtor entities pursuant to a methodology consistent with that used for allocation of such expenses during the chapter 11 cases pursuant to an agreement among the SPV and such other Reorganized Debtors to be mutually agreed and filed as a Plan Supplement document.

9 / 9 US-DOCS\169984112.9 15.The parties will exchange mutual releases and agree to other customary documents to implement the terms of this term sheet. Parties shall work in good faith to incorporate the terms of this Term Sheet into the Plan and Plan Supplement. Any disputes that arise in connection with the definitive documentation of the Term Sheet that cannot be resolved consensually shall be heard by the Bankruptcy Court and the parties remain bound to the Term Sheet as ruled on by the Bankruptcy Court. 16.Reasonable and documented professional fees will be reimbursed on a current basis by the Debtors as adequate protection in accordance with the procedures set forth in the Final DIP Order [Docket 785]. The parties agree that the fourteen-day period referenced in paragraph 3 of Docket 976 was extended in the mediation through the date of the filing of the proposed indenture. a. Any fees not previously paid will be paid on the first business day following the date of the filing of the proposed indenture. The 2029 holders stipulate that only the Debtors may make written objections to the fees under paragraph 18 of the DIP Order. b. Not later than April 6, 2026, the 2029 Holders may advise the Debtors of any objections that they believe should be raised by the Debtors. Not later than April 9, 2026, the Debtors will inform the 2027 Holders of any objection that the Debtors choose to make. If the Debtors so inform the 2027 Holders of any objection, (i) the proposed indenture will not be filed and (ii) this Term Sheet will be null and void at the sole option of the 2027 Holders. c. All defenses to any objection are preserved by the 2027 Holders. d. All outstanding fees and expenses payable under paragraph 3(f)(v) of the amended Final DIP Order will be paid in full in cash under the Plan.